UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 11, 2009

LaserCard Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-06377	77-0176309
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 North Shoreline Boulevard Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (650) 969-4428

                                                    N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01. Other Events.

LaserCard Corporation (“LaserCard”) set the date of its 2009 annual meeting of stockholders for Tuesday, September 15, 2009 at 9:00 a.m. Pacific time, at the Crowne Plaza Cabana Palo Alto, 4290 El Camino Real, Palo Alto, CA 94306.  Stockholders of record at the close of business on July 17, 2009 are entitled to vote at this meeting and any adjournments thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LaserCard Corporation
(Registrant)

Date: May 11, 2009	By:	/s/ Steven G. Larson
Steven G. Larson
Vice President, Finance and Chief Financial Officer